UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 INFORMATION REQURIED INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒   Definitive Information Statement

GOLDEN MATRIX GROUP, INC.
(Name of Registrant As Specified In Charter)

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GOLDEN MATRIX GROUP, INC.

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

NOTICE OF ACTION BY WRITTEN CONSENT AND

INFORMATION STATEMENT

IN LIEU OF A MEETING

Las Vegas, Nevada

May 3, 2018

TO: THE STOCKHOLDERS OF GOLDEN MATRIX GROUP, INC. (the “Company”)

The purpose of this notice and accompanying Information Statement is to inform you that stockholders holding a majority of our Voting Stock (as defined in the Information Statement) have executed a written consent in lieu of a meeting to approve the following:

(1)         The increase of the Company’s authorized number of shares of Common Stock from four billion (4,000,000,000) shares to six billion (6,000,000,000) shares.

The details of the action approved to be taken pursuant to such written consent are set forth in the accompanying Information Statement.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, the actions described in the accompanying Information Statement will not become effective until twenty (20) days following the date on which the attached Information Statement is first mailed to the Company’s stockholders.

The attached Information Statement is dated May 1, 2018 and is first being mailed to our stockholders on or about May 10, 2018. This notice and accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Anthony Goodman

Anthony Goodman

President, Chief Executive Officer

GOLDEN MATRIX GROUP, INC.

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

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INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT

OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This Information Statement will be mailed on or about May 10, 2018 to the holders of the Common Stock (the “Voting Shareholders”) of Golden Matrix Group, Inc., a Nevada corporation (referred to herein as “we,” “us,” or the “Company”), in connection with the following actions taken pursuant to the written consent of the shareholders holding a majority of the voting power of the Company’s outstanding Voting Stock (as defined below) (the “Majority Shareholders”), dated as of May 1, 2018 (the “Written Consent”) authorizing and directing us to:

(1)        increase the Company’s total authorized number of shares of Common Stock from four billion (4,000,000,000) shares to six billion (6,000,000,000) shares (the “Share Increase”).

The actions to be taken pursuant to the Written Consent shall be taken on or about June 2, 2018, and no earlier than twenty (20) days after the first mailing of this Information Statement to our stockholders. Only voting stockholders of record at the close of business on May 3, 2018, are being given notice of the actions to be taken pursuant to the Written Consent (the “Record Date”) and such notice is being given solely for the purpose of informing them of such corporate actions before they take effect.

On May 1, 2018, our board of directors (the “Board”) unanimously adopted a resolution authorizing the Share Increase.

Section 78.320(2) of the Nevada Revised Statutes provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.

In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Share Increase as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Share Increase in a timely manner.

NO APPRAISAL RIGHTS

The holders of shares of the Company’s Capital Stock have no appraisal rights under Nevada law, the Company’s Certificate of Incorporation, or the Company’s Bylaws with respect to the Share Increase.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of (a) Four Billion (4,000,000,000) shares of common stock, with a par value of $0.00001 per share (the “Common Stock”), (b) 19,999,000 shares of Series A Preferred Stock (“Series A Preferred”), and (c) One Thousand (1,000) shares of Series B Voting Preferred Stock (“Series B Voting Preferred”), with a par value of $0.00001 per share. The classes of Common Stock, Series A Preferred and Series B Voting Preferred are collectively referred to as “Capital Stock”.

As of the Record Date:

-      1,967,904,757 shares of Common Stock are issued and outstanding;

-      Zero (0) shares of Series A Preferred are issued and outstanding; and

-      One Thousand (1,000) shares of the Series B Voting Preferred are issued and outstanding.

Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to the shareholders. The holder of the shares of Series B Voting Preferred has the right to vote those shares and the vote of each share of the Series B Voting Preferred is equal to and counted as four (4) times the votes of all the shares of the Company’s Common Stock and other voting preferred stock issued and outstanding on the date of each and every vote or consent of the stockholders of the Company. The total number of votes able to be cast by all of the outstanding shares of Capital Stock is referred to herein as the “Voting Stock”.

Due to the fact that the stockholders holding at least a majority of the voting rights of all outstanding Voting Stock as of the Record Date have voted in favor of the Share Increase by the Written Consent; and having sufficient voting power to approve the Share Increase through their ownership of Voting Stock, no other shareholder consents will be obtained in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the actions described herein will not be implemented until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Voting Shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on June 2, 2018

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The Company does not pay any of its directors for their services as directors. It is possible that management could begin to pay its directors for meetings attended, grant a small number of stock options or issue shares of our common stock for their services. However, no specific determination in this regard has been made.

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ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify all of the Company’s stockholders of a certain corporate action taken by the Majority Shareholders pursuant to the Written Consent.

Who is Entitled to Notice?

Each holder of shares of Capital Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent. The stockholders, as of the close of business on the Record Date, that held in the aggregate in excess of ninety-nine percent (99%) of the voting power of the Company's outstanding shares of Voting Stock, voted in favor of the Share Increase.

What Constitutes the Voting Stock of the Company?

The voting power entitled to vote on the Share Increase consists of the vote of the holders of the issued and outstanding shares of our Capital Stock. Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to the shareholders. The holder of the Series B Voting Preferred Stock has the right to vote those shares and the vote of each share of the Series B Voting Preferred is equal to and counted as four (4) times the votes of all the shares of the Company’s Common Stock and other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company.

As of the Record Date, a total of 7,873,586,932,757 votes were able to be cast on any matters submitted to the Stockholders.

What Vote is Required to Approve the Share Increase?

The affirmative vote of a majority of the voting power of the shares of Voting Stock outstanding on the Record Date is required for approval of the Share Increase. A majority of the voting power of the outstanding shares of Voting Stock voted in favor of the Share Increase pursuant to the Written Consent.

What Corporate Matters Did The Majority Shareholders Vote For?

Stockholders holding a majority of the Voting Stock voted in favor of amending the Company’s Articles of Amendment, specifically and entirely limited to the following:

(1)        increase the Company’s total authorized number of shares of Common Stock from four billion (4,000,000,000) shares to six billion (6,000,000,000) shares.

No amendment, increase or decrease of any of the other classes of the Company’s Capital Stock was approved.

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SHARE INCREASE

REASONS

The Board of Directors and the Majority Shareholders have approved the Share Increase to amend the Articles of Incorporation as described above in order to provide the Company with flexibility in pursuing its long-term business objectives.  The primary reasons for the amendment are:

●

Management may in the future pursue opportunities to obtain capital in order to fully implement the Company's business plan.  A reserve of common shares available for issuance from time-to-time will enable the Company to entertain a broad variety of financing proposals.

●

Management may utilize the additional shares in connection with corporate acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel.

Management has not entered into any commitment to issue any shares, and is not engaged in any negotiations with respect to any transaction of the sort listed above. There are no outstanding options or warrants to purchase shares of the Company's Common Stock, nor is there any derivative security outstanding that may be converted by the holder into shares of the Company's Common Stock either with or without the payment of additional consideration.

As a result of the Share Increase there will be 6,020,000,000 total authorized shares consisting of:

-      19,999,000 shares of Series A Preferred stock, having a par value of $0.00001 per share;

-      1,000 shares of Series B Voting Preferred stock, having a par value of $0.00001 per share; and

-      6,000,000,000 shares of Common Stock, having a par value of $0.00001 per share.

The Board of Directors will be authorized to issue the additional shares of Common Stock without having to obtain the approval of the Company’s stockholders. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of Common Stock available for issuance is not being done for the purpose of impeding any takeover attempt.  Nevertheless, the power of the Board of Directors to provide for the issuance of shares of Common Stock without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company.  In the event that a non-negotiated takeover were attempted, the private placement of stock into "friendly" hands, for example, could make the Company unattractive to the party seeking control of the Company.  This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

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WHEN THE SHARE INCREASE WILL GO INTO EFFECT

We must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the increase.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of our Common Stock owned as of April 30, 2018 by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the Shareholders has sole voting and investment power with respect to the shares beneficially owned.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our Common Stock issuable upon the exercise of warrants or stock options exercisable currently or within 60 days of April 30, 2018, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The numbers reflected in the percent owned column is based on 1,967,905,757 shares of our Common Stock issued and outstanding as of April 30, 2018. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address Of Owner	Shares of Series B Preferred Owned	Percent Owned	Shares of Common Stock Beneficially Owned	Percent Owned

All Executive Officers and Directors

Anthony Brian Goodman 3651 Lindell Road, Suite 131 Las Vegas, Nevada 89103	-	-	77,780,659	3.952%

Weiting Feng 3651 Lindell Road, Suite D131 Las Vegas, Nevada 89103	-	-	77,780,659	3.952%

All beneficial owners owning more than 5%

Luxor Capital, LLC 3651 Lindell Road, Suite D131 Las Vegas, Nevada. 89103	1,0001	100%	661,158,857 Series B 1,000	33.597%

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1.    The holder of the shares of Series B Voting Preferred has the right to vote those shares and the vote of each share of the Series B Voting Preferred is equal to and counted as four (4) times the votes of all the shares of the Company’s Common Stock and other voting preferred stock issued and outstanding on the date of each and every vote or consent of the stockholders of the Company.

___________________

The Board unanimously adopted a resolution approving the increase of the Company’s authorized number of shares of Common Stock from four billion (4,000,000,000) shares to six billion (6,000,000,000) shares. As a result of the Share Increase there will be 6,020,000,000 total authorized shares consisting of 19,999,000 shares of Series A Preferred stock, having a par value of $0.00001 per share; 1,000 shares of Series B Voting Preferred stock, having a par value of $0.00001 per share; and 6,000,000,000 shares of Common Stock, having a par value of $0.00001 per share.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, shareholders are not entitled to dissenters' rights of appraisal in connection with the Share Increase.

SHAREHOLDERS SHARING AN ADDRESS

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at [(917) 775-9689]. In addition, any such street-name shareholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “intends”, “believes”, “will”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company’s board of directors recommended approval of the Share Increase to the Voting Shareholders.

By order of the Board of Directors

/s/ Anthony Goodman

Anthony Goodman

Chairman of the Board

May 1, 2018

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